UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2023
MASIMO CORPORATION
(Exact name of registrant as specified in its charter)
________________________________________________

DE			001-33642		33-0368882
(State or other jurisdiction of incorporation)			(Commission File Number)		(IRS Employer Identification No.)
52 Discovery	Irvine,	CA			92618
(Address of Principal Executive Offices)					(Zip Code)
			(949)	297-7000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC
Rights to Purchase Series A Junior Participating Preferred Stock	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.02......Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 27, 2023, Masimo Corporation (“Masimo”) appointed Paul Hataishi, age 48, as its Senior Vice President, Chief Accounting Officer. In this role, Mr. Hataishi will act as Masimo’s principal accounting officer.
Mr. Hataishi has served as Masimo’s Senior Vice President, Global Accounting since January 2023 and as Masimo’s Vice President, Business Integration from March 2022 through January 2023. From July 2021 through March 2022, he served as Corporate Controller at REALM IDx, Inc. Mr. Hataishi also previously served as Masimo’s Vice President, Corporate Controller from June 2017 through July 2021. Mr. Hataishi received a B.S. in Accounting from the University of Southern California in 1997 and is also a Certified Public Accountant (California).
In connection with Mr. Hataishi’s appointment as Masimo’s Senior Vice President, Chief Accounting Officer, Masimo did not: (1) enter into any material plan, contract or arrangement with Mr. Hataishi, (2) enter into any material amendment of any plan, contract or arrangement to which Mr. Hataishi was a party prior to his appointment as Masimo’s Senior Vice President, Chief Accounting Officer, or (3) grant any award or modify any award granted to Mr. Hataishi prior to his appointment as Masimo’s Senior Vice President, Chief Accounting Officer. Masimo has also entered into Masimo’s standard form Indemnity Agreement with Mr. Hataishi.
Mr. Hataishi does not have any family relationship with any director or executive officer of Masimo and has not been directly or indirectly involved in any transactions with Masimo. Mr. Hataishi was not selected to serve as Masimo’s Senior Vice President, Chief Accounting Officer pursuant to any arrangement or understanding with any person.
In connection with the appointment of Mr. Hataishi as Masimo’s Senior Vice President, Chief Accounting Officer, effective February 27, 2023, Micah Young, Masimo’s Executive Vice President and Chief Financial Officer, no longer serves as Masimo’s principal accounting officer but will remain as Masimo’s principal financial officer, continuing to serve as Masimo’s Executive Vice President & Chief Financial Officer.

Item 9.01.	Financial Statements and Exhibits.
(d) The following items are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: February 28, 2023	By:	/s/ MICAH YOUNG
Micah Young
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)